UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-02383

ALLIANCEBERNSTEIN BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2008

Date of reporting period: April 30, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Bond Fund

Intermediate Bond Portfolio

April 30, 2008

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

June 11, 2008

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Bond Fund Intermediate Bond Portfolio (the “Portfolio”) for the semi-annual reporting period ended April 30, 2008. On August 2, 2007, the Board of Directors (the “Board”) of the Portfolio approved a change to the Portfolio’s investment policy to remove the requirement to invest at least 80% of its net assets in investment-grade fixed-income securities. The Board adopted a new policy under which the Portfolio invests at least 80% of its net assets in fixed-income securities. The Portfolio may invest a greater percentage of its portfolio in below investment-grade fixed-income securities. These changes became effective in early November 2007. Also in early November 2007, the Portfolio acquired the AllianceBernstein Bond Fund U.S. Government Portfolio.

Investment Objective and Policies

This open-end Portfolio’s investment objective is to generate income and price appreciation without assuming what the Adviser considers undue risk. The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Portfolio expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Portfolio expects to invest in fixed-income securities with a dollar-weighted average maturity of generally between three to ten years and an average duration of three to six years. The

Portfolio may invest up to 25% of its net assets in below investment-grade bonds. The Portfolio may use leverage for investment purposes.

The Portfolio may invest without limit in U.S. Dollar-denominated foreign fixed-income securities, and may invest up to 25% of its assets in non-U.S. Dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed and emerging-market debt securities. The Portfolio may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments, preferred stock, and may use other investment techniques. The Portfolio intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Portfolio may invest, without limit, in derivatives, such as options, futures, forwards or swap agreements.

Investment Results

The table on page 4 shows the Portfolio’s performance compared to its benchmark, the Lehman Brothers (LB) U.S. Aggregate Index, which is a standard measure of the performance of a basket of unmanaged debt securities, for the six- and 12-month periods ended April 30, 2008.

The Portfolio’s Class A shares without sales charges underperformed its benchmark for both the six- and 12-month periods ended April 30, 2008. For both periods, the following positions detracted from performance:

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	1

underweights in Treasuries and Agencies, exposure to subprime-mortgage related asset-backed securities (ABS) and collateralized debt obligations (CDOs) as well as Alt-A mortgage securities (Alt-A or ‘alternative’ mortgages are home loans made with less than full documentation securities), an overweight in commercial mortgage-backed securities (CMBS), and positions in high-yield and emerging markets. The Portfolio’s exposure to subprime-mortgage related ABS and CDOs as well as Alt-A mortgage securities detracted from performance, despite their AAA and AA ratings. Yield curve positioning also detracted from performance. Leverage was not a factor in the Portfolio’s performance for the six- or 12-month periods.

Market Review and Investment Strategy

During the six-month reporting period ended April 30, 2008, renewed fears of a financial-market meltdown nearly paralyzed global credit markets, pummeled global equities and ballooned into a wholesale flight from risk, with little regard for geography or sector. The flight from risk became a stampede into the safety of gold and government securities. Prices for two-year U.S. Treasury notes rose to the point that their real (after-inflation) yield fell into negative territory, compared with their 50-year average of 2.1%. Though reassured by renewed central-bank action in March, investor sentiment remained fragile at the end of the semi-annual reporting period.

The U.S. Federal Reserve (the “Fed”) responded to the crisis with multiple interest-rate cuts, which aimed to restore confidence in the financial markets and put the economy on firmer footing. The Fed funds rate was reduced by a total 250 basis points for the reporting period, including an unprecedented 125 basis-point reduction in January.

Within the fixed-income markets, continuing concerns about stresses in the housing market, deteriorating credit quality and diminished liquidity all caused spreads to widen to historic levels in most sectors other than government securities. U.S. investment-grade corporate bonds underperformed Treasuries by almost 500 basis points in the first quarter of 2008—the worst relative returns on record, according to Lehman Brothers. Investment-grade financials were particularly affected due to the sector’s association with subprime-mortgage debt.

During the semi-annual reporting period, the Portfolio’s Core Fixed Income Investment Team (the “Team”) continued to underweight Treasuries and Agencies. As spreads have widened, more opportunities within the corporate sector have been identified, and the Team has reduced the Portfolio’s overweight position in mortgages to fund opportunities in corporates.

2	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For a free copy of the Portfolio’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Portfolio have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Lehman Brothers (LB) U.S. Aggregate Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The Portfolio may invest in convertible debt securities, preferred stock and dividend-paying stocks, U.S. government obligations and foreign fixed-income securities. The Portfolio may invest in mortgage-related and other asset-backed securities which are subject to prepayment risk; the risk that early payments on principal on some mortgage-related securities may occur during periods of falling mortgage rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. The Portfolio may invest a portion of its assets in foreign securities, including emerging markets, which may magnify fluctuations. Price fluctuations may also be caused by changes in interest rates or bond credit quality ratings. These changes have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment in the Portfolio to decline. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The Portfolio may invest in high yield bonds, otherwise known as “junk bonds”, which involves a greater risk of default and price volatility than other bonds. Investing in below-investment grade presents special risks, including credit risk. The Portfolio is also subject to leverage risk. When a fund borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of a fund’s investments. A fund may create leverage through the use of reverse repurchase agreements, forward contracts or dollar rolls or by borrowing money. While the Portfolio invests principally in bonds and other fixed-income securities, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolio’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2008	Returns
	6 Months	12 Months
AllianceBernstein Bond Fund Intermediate Bond Portfolio
Class A	1.78%	3.33%

Class B	1.53%	2.50%

Class C	1.43%	2.62%

Advisor Class*	1.93%	3.64%

Class R*	1.68%	3.11%

Class K*	1.81%	3.39%

Class I*	1.93%	3.63%

Lehman Brothers U.S. Aggregate Index	4.08%	6.87%

*  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on page 3.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2008‡
	NAV Returns	SEC Returns	SEC Yields**

Class A Shares			4.62%
1 Year	3.33%	-1.09%
5 Years	3.34%	2.44%
Since Inception*	5.16%	4.65%

Class B Shares			4.12%
1 Year	2.50%	-0.47%
5 Years	2.72%	2.72%
Since Inception*	4.66%	4.66%

Class C Shares			4.14%
1 Year	2.62%	1.63%
5 Years	2.64%	2.64%
Since Inception*	4.42%	4.42%

Advisor Class Shares†			5.13%
1 Year	3.64%	3.64%
5 Years	3.67%	3.67%
Since Inception*	5.38%	5.38%

Class R Shares†			4.63%
1 Year	3.11%	3.11%
Since Inception*	3.55%	3.55%

Class K Shares†			4.88%
1 Year	3.39%	3.39%
Since Inception*	3.79%	3.79%

Class I Shares†			5.13%
1 Year	3.63%	3.63%
Since Inception*	4.02%	4.02%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.54%, 2.29%, 2.27%, 1.25%, 1.74%, 1.53% and 1.09% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios, exclusive of interest expense, to 0.85%, 1.55%, 1.55%, 0.55%, 1.05%, 0.80% and 0.55% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively. These waivers/ reimbursements extend through October 31, 2009, and then may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception dates: 7/1/99 for Class A, Class B and Class C shares; 10/10/00 for Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

**	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2008.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Advisor, R, K and I Classes are listed above.

‡	Reflects the positive impact of proceeds related to class action settlements that were originated from individual fund holdings. For further information, please visit: http://www.alliancebernstein.com/CmsObjectABD/PDF/HistoricalPricing/settlements.pdf

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2008)‡
SEC Returns

Class A Shares
1 Year	-0.48%
5 Years	2.68%
Since Inception*	4.71%

Class B Shares
1 Year	0.27%
5 Years	2.98%
Since Inception*	4.72%

Class C Shares
1 Year	2.27%
5 Years	2.88%
Since Inception*	4.48%

Advisor Class Shares†
1 Year	4.39%
5 Years	3.90%
Since Inception*	5.47%

Class R Shares†
1 Year	3.76%
Since Inception*	3.65%

Class K Shares†
1 Year	4.04%
Since Inception*	3.93%

Class I Shares†
1 Year	4.29%
Since Inception*	4.19%

*	Inception dates: 7/1/99 for Class A, Class B and Class C shares; 10/10/00 for Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Advisor, R, K and I Classes are listed above.

‡	Reflects the positive impact of proceeds related to class action settlements that were originated from individual fund holdings. For further information, please visit: http://www.alliancebernstein.com/CmsObjectABD/PDF/HistoricalPricing/settlements.pdf

See Historical Performance disclosures on page 3.

6	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2007		Ending Account Value April 30, 2008		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,017.81	$1,020.64	$4.26	$4.27
Class B	$1,000	$1,000	$1,015.30	$1,017.16	$7.77	$7.77
Class C	$1,000	$1,000	$1,014.32	$1,017.16	$7.76	$7.77
Advisor Class	$1,000	$1,000	$1,019.30	$1,022.13	$2.76	$2.77
Class R	$1,000	$1,000	$1,016.79	$1,019.64	$5.27	$5.27
Class K	$1,000	$1,000	$1,018.07	$1,020.89	$4.01	$4.02
Class I	$1,000	$1,000	$1,019.31	$1,022.13	$2.76	$2.77

*	Expenses are equal to the classes’ annualized expense ratios of 0.85%, 1.55%, 1.55%, 0.55%, 1.05%, 0.80% and 0.55%, respectively, multiplied by the average account value over the period, multiplied by 182/366 ( to reflect the one-half year period ).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	7

Fund Expenses

PORTFOLIO SUMMARY

April 30, 2008 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $589.0

*	All data are as of April 30, 2008. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time.

8	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio Summary

PORTFOLIO OF INVESTMENTS

April 30, 2008 (unaudited)

	Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADES – 31.2%
Industrial – 16.4%
Basic – 3.2%
BHP Billiton Finance USA Ltd. 7.25%, 3/01/16(a)	$1,116	$1,215,400
Inco Ltd. 7.75%, 5/15/12(a)	4,985	5,340,660
The Dow Chemical Co. 7.375%, 11/01/29(a)	20	21,550
International Paper Co. 4.25%, 1/15/09(a)	630	627,789
5.30%, 4/01/15(a)	235	211,429
International Steel Group, Inc. 6.50%, 4/15/14(a)	150	153,732
Lubrizol Corp. 4.625%, 10/01/09(a)	150	149,644
Packaging Corp. of America 5.75%, 8/01/13(a)	5,181	5,062,153
PPG Industries, Inc. 5.75%, 3/15/13(a)	1,125	1,154,117
Stora Enso Oyj 7.375%, 5/15/11(a)	1,475	1,472,391
United States Steel Corp. 5.65%, 6/01/13(a)	1,575	1,537,734
6.05%, 6/01/17(a)	1,625	1,545,487
Westvaco Corp. 8.20%, 1/15/30(a)	85	80,969
Weyerhaeuser Co. 5.95%, 11/01/08(a)	202	204,229

		18,777,284

Capital Goods – 2.1%
Boeing Capital Corp. 6.50%, 2/15/12(a)	6,940	7,447,911
Caterpillar Financial Services 4.50%, 6/15/09(a)	371	374,049
Hutchison Whampoa International Ltd. 7.45%, 11/24/33(a)(b)	216	235,650
John Deere Capital Corp. 4.875%, 3/16/09(a)	1,540	1,551,578
Lafarge SA 6.15%, 7/15/11(a)	784	795,460
Mohawk Industries, Inc. 6.125%, 1/15/16(a)	1,555	1,498,555
Tyco International Group SA 6.00%, 11/15/13(a)	195	197,462

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	9

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Waste Management, Inc. 6.875%, 5/15/09(a)	$250	$256,491

		12,357,156

Communications - Media – 0.6%
British Sky Broadcasting Group PLC 6.875%, 2/23/09(a)	1,511	1,538,107
BSKYB Finance UK PLC 5.625%, 10/15/15(a)(b)	270	266,989
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22(a)	174	211,639
Comcast Cable Communications, Inc. 6.20%, 11/15/08(a)	64	64,486
6.875%, 6/15/09(a)	287	294,433
Comcast Corp. 5.50%, 3/15/11(a)	313	315,114
News America Holdings, Inc. 6.55%, 3/15/33(a)	142	142,158
RR Donnelley & Sons Co. 4.95%, 4/01/14(a)	85	79,047
Time Warner Entertainment Co. 8.375%, 3/15/23(a)	325	366,443
WPP Finance Corp. 5.875%, 6/15/14(a)	149	144,553

		3,422,969

Communications - Telecommunications –2.5%
AT&T Corp. 8.00%, 11/15/31(a)	80	96,221
British Telecommunications PLC 8.625%, 12/15/10(a)	524	570,261
Embarq Corp. 6.738%, 6/01/13(a)	25	24,943
7.082%, 6/01/16(a)	2,505	2,485,286
New Cingular Wireless Services, Inc. 7.875%, 3/01/11(a)	225	243,406
8.125%, 5/01/12(a)	4,295	4,768,382
8.75%, 3/01/31(a)	126	155,090
Nextel Communications, Inc.
Series E 6.875%, 10/31/13(a)	365	301,125
Qwest Corp. 7.875%, 9/01/11(a)	285	292,125
8.875%, 3/15/12(a)	1,110	1,171,050
Sprint Capital Corp. 8.375%, 3/15/12(a)	626	596,265
Telecom Italia Capital SA 4.00%, 11/15/08-1/15/10(a)	745	734,161
6.375%, 11/15/33(a)	110	102,104

10	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Telefonos de Mexico SAB de CV 4.50%, 11/19/08(a)	$1,392	$1,396,878
Verizon Communications, Inc. 4.90%, 9/15/15(a)	180	176,067
5.25%, 4/15/13(a)	815	832,386
Verizon New Jersey, Inc.
Series A 5.875%, 1/17/12(a)	220	224,995
Vodafone Group PLC 5.50%, 6/15/11(a)	295	303,115

		14,473,860

Consumer Cyclical - Automotive – 0.0%
Daimler Finance North America LLC 4.875%, 6/15/10(a)	137	138,375

Consumer Cyclical - Other – 0.3%
MDC Holdings, Inc. 5.50%, 5/15/13(a)	1,155	1,108,755
Starwood Hotels & Resorts Worldwide, Inc. 7.375%, 11/15/15(a)	224	230,014
7.875%, 5/01/12(a)	235	247,537
Toll Brothers Finance Corp. 5.15%, 5/15/15(a)	35	30,609
6.875%, 11/15/12(a)	120	116,982

		1,733,897

Consumer Cyclical - Retailers – 0.6%
Limited Brands, Inc. 6.90%, 7/15/17(a)	203	181,221
Lowe’s Cos, Inc. 5.00%, 10/15/15(a)	2,775	2,771,251
Wal-mart Stores, Inc. 4.25%, 4/15/13(a)	640	642,595

		3,595,067

Consumer Non-Cyclical – 4.1%
Abbott Laboratories 3.50%, 2/17/09(a)(c)	1,560	1,558,357
Bunge Ltd. Finance Corp. 5.10%, 7/15/15(a)	130	117,709
5.875%, 5/15/13(a)	965	967,129
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)(b)	310	300,024
ConAgra Foods, Inc. 5.819%, 6/15/17(a)	2,005	1,994,927
6.75%, 9/15/11(a)	1,245	1,321,407
7.875%, 9/15/10(a)	120	129,189
Fisher Scientific International, Inc. 6.125%, 7/01/15(a)	36	35,914
6.75%, 8/15/14(a)	53	54,423

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Kraft Foods, Inc. 6.25%, 6/01/12(a)	$5,365	$5,571,086
The Kroger Co. 7.25%, 6/01/09(a)	1,500	1,532,738
Reynolds American, Inc. 7.25%, 6/01/13(a)	1,520	1,600,112
7.625%, 6/01/16(a)	1,490	1,578,461
Safeway, Inc. 4.125%, 11/01/08(a)	96	96,144
6.50%, 3/01/11(a)	82	85,091
7.25%, 2/01/31(a)	2,010	2,207,812
Tyson Foods, Inc. 6.60%, 4/01/16(a)	1,510	1,499,804
Wyeth 5.50%, 2/01/14(a)	3,673	3,771,932

		24,422,259

Energy – 1.5%
Amerada Hess Corp. 7.875%, 10/01/29(a)	98	117,170
Canadian Natural Resources Ltd. 5.15%, 2/01/13(a)	435	440,616
Chevrontexaco Corp. 5.50%, 1/15/09(a)	1,530	1,546,402
ConocoPhillips 6.375%, 3/30/09(a)	1,510	1,540,748
Gaz Capital SA 6.212%, 11/22/16(a)(b)	3,215	3,076,701
Statoilhydro Asa 6.36%, 1/15/09(a)	454	462,255
The Premcor Refining Group, Inc. 7.50%, 6/15/15(a)	717	747,671
Weatherford International Ltd. 5.15%, 3/15/13(a)	560	562,126
6.00%, 3/15/18(a)	215	220,783

		8,714,472

Technology – 1.4%
Cisco Systems, Inc. 5.25%, 2/22/11(a)	2,540	2,624,900
Computer Sciences Corp. 5.50%, 3/15/13(a)(b)	805	808,656
Electronic Data Systems Corp.
Series B 6.50%, 8/01/13(a)	1,847	1,882,137
International Business Machines Corp. 4.375%, 6/01/09(a)	75	75,883

12	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Motorola, Inc. 6.50%, 9/01/25(a)	$855	$702,530
7.50%, 5/15/25(a)	30	26,515
7.625%, 11/15/10(a)	28	28,350
Oracle Corp. 4.95%, 4/15/13(a)	684	695,963
5.25%, 1/15/16(a)	280	281,293
Xerox Corp. 7.625%, 6/15/13(a)	60	62,101
9.75%, 1/15/09(a)	1,044	1,076,098

		8,264,426

Transportation - Airlines – 0.1%
United Air Lines, Inc. 6.636%, 7/02/22(a)	642	574,643

Transportation - Services – 0.0%
FedEx Corp. 3.50%, 4/01/09(a)	225	224,378

		96,698,786

Financial Institutions – 12.2%
Banking – 4.9%
Bank of America Corp. 3.375%, 2/17/09(a)	630	628,174
Bank of Tokyo-Mitsubishi UFJ L 7.40%, 6/15/11(a)	100	107,260
BankAmerica Capital II
Series 2 8.00%, 12/15/26(a)	415	422,043
Barclays Bank PLC 8.55%, 6/15/11(a)(b)	339	339,911
BOI Capital Funding No 2 5.571%, 2/01/16(a)(b)(d)	115	85,651
Citicorp, Inc.
Series MTNF 6.375%, 11/15/08(a)	54	54,565
Citigroup, Inc. 3.625%, 2/09/09(a)	1,580	1,578,338
5.50%, 4/11/13(a)	1,015	1,021,185
Compass Bank 5.50%, 4/01/20(a)	1,774	1,541,187
Huntington National Bank 4.375%, 1/15/10(a)	183	179,218
JP Morgan Chase & Co. 3.50%, 3/15/09(a)	1,580	1,574,254
JPM Chase Capital XXV
Series Y 6.80%, 10/01/37(a)	430	407,505

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

M&I Marshall & Ilsley Bank 4.85%, 6/16/15(a)	$1,545	$1,421,528
5.00%, 1/17/17(a)	1,695	1,554,256
Mellon Funding Corp. 3.25%, 4/01/09(a)	861	854,154
Morgan JP & Co., Inc. 6.25%, 1/15/09(a)	1,424	1,446,697
MUFG Capital Finance 1 Ltd. 6.346%, 7/25/16(a)(d)	115	103,939
National City Bank of Pennsylvania 6.25%, 3/15/11(a)	1,515	1,415,846
RBS Capital Trust III 5.512%, 9/30/14(a)(e)	358	301,877
Regions Financial Corp. 6.375%, 5/15/12(a)	1,510	1,498,320
Resona Preferred Global Securities 7.191%, 7/30/15(a)(b)(d)	176	156,497
SouthTrust Corp. 5.80%, 6/15/14(a)	1,470	1,504,591
Sumitomo Mitsui Banking Corp. 5.625%, 10/15/15(a)(b)	107	96,494
UBS Preferred Funding Trust I 8.622%, 10/01/10(a)	503	505,600
UFJ Finance Aruba AEC 6.75%, 7/15/13(a)	172	177,424
Union Bank of California 5.95%, 5/11/16(a)	1,580	1,478,578
Union Planters Corp. 7.75%, 3/01/11(a)	1,002	1,034,895
Royal Bank of Scotland Group PLC 6.40%, 4/01/09(a)	908	923,566
US Bancorp 5.30%, 4/28/09(a)	1,530	1,545,277
Wachovia Capital Trust III 5.80%, 3/15/11(a)	235	186,825
Wachovia Corp. 5.50%, 5/01/13(a)	1,445	1,448,722
5.625%, 12/15/08(a)	393	395,006
Washington Mutual, Inc. 4.00%, 1/15/09(a)	400	391,000
4.20%, 1/15/10(a)	25	22,750
Wells Fargo & Co. 3.125%, 4/01/09(a)	1,570	1,549,089
4.20%, 1/15/10(a)	457	460,843
Zions Bancorporation 5.50%, 11/16/15(a)	170	148,848

		28,561,913

14	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Brokerage – 1.8%
The Bear Stearns Co., Inc. 5.55%, 1/22/17(a)	$315	$304,787
5.70%, 11/15/14(a)	1,655	1,651,596
7.625%, 12/07/09(a)	838	862,847
The Goldman Sachs Group, Inc. 3.875%, 1/15/09(a)	1,252	1,251,763
6.65%, 5/15/09(a)	875	894,675
7.35%, 10/01/09(a)	63	65,473
Lehman Brothers Holdings, Inc. 5.00%, 1/14/11(a)	520	503,792
5.75%, 1/03/17(a)	262	244,865
6.20%, 9/26/14(a)	615	618,820
6.50%, 7/19/17(a)	97	95,288
7.875%, 11/01/09(a)	1,476	1,528,638
Series MTNG 4.80%, 3/13/14(a)	79	73,572
Merrill Lynch & Co., Inc. 6.00%, 2/17/09(a)	1,416	1,419,682
6.05%, 5/16/16(a)	586	562,270
Series MTNC 4.125%, 1/15/09(a)	455	451,065

		10,529,133

Finance – 3.0%
American General Finance Corp. 4.625%, 5/15/09(a)	530	527,583
Capital One Bank 4.25%, 12/01/08(a)	300	297,539
5.00%, 6/15/09(a)	1,555	1,546,561
Capital One Financial Corp. 4.80%, 2/21/12(a)	1,300	1,210,656
5.50%, 6/01/15(a)	37	34,503
6.75%, 9/15/17(a)	345	343,133
CIT Group, Inc. 5.125%, 9/30/14(a)	315	259,876
5.85%, 9/15/16(a)	1,520	1,256,260
7.625%, 11/30/12(a)	1,285	1,198,640
Countrywide Financial Corp.
Series MTN 5.80%, 6/07/12(a)	44	41,946
Countrywide Home Loans, Inc.
Series MTNL 4.00%, 3/22/11(a)	4	3,662
General Electric Capital Corp. 4.80%, 5/01/13(a)	2,960	2,971,571
Household Finance Corp. 4.125%, 12/15/08(a)	775	773,118

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	15

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

HSBC Finance Corp. 5.875%, 2/01/09(a)	$675	$682,437
6.50%, 11/15/08(a)	1,525	1,539,146
7.00%, 5/15/12(a)	845	892,144
International Lease Finance Corp. 6.375%, 3/15/09(a)	1,525	1,534,290
iStar Financial, Inc. 5.15%, 3/01/12(a)	176	153,120
5.65%, 9/15/11(a)	915	796,050
SLM Corp. 5.375%, 1/15/13-5/15/14(a)	2,095	1,770,799

		17,833,034

Insurance – 1.4%
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16(a)	650	649,680
The Allstate Corp. 6.125%, 5/15/37(a)	1,520	1,411,802
Assurant, Inc. 5.625%, 2/15/14(a)	92	87,851
Genworth Financial, Inc. 4.75%, 6/15/09(a)	587	585,281
5.231%, 5/16/09(a)	519	520,761
Humana, Inc. 6.30%, 8/01/18(a)	166	156,314
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)(b)	167	167,926
7.80%, 3/15/37(a)(b)	165	136,966
Prudential Financial, Inc. 5.15%, 1/15/13(a)	905	898,222
UnitedHealth Group, Inc. 4.125%, 8/15/09(a)	573	572,084
4.875%, 3/15/15(a)	1,855	1,701,964
5.25%, 3/15/11(a)	1,390	1,389,659

		8,278,510

REITS – 1.1%
HCP, Inc. 5.95%, 9/15/11(a)	1,550	1,505,535
Healthcare Realty Trust, Inc. 5.125%, 4/01/14(a)	845	756,393
8.125%, 5/01/11(a)	1,450	1,512,652
Mack-Cali Realty LP 7.25%, 3/15/09(a)	240	243,564
Nationwide Health Properties, Inc. 6.50%, 7/15/11(a)	1,515	1,551,734
Simon Property Group LP 5.625%, 8/15/14(a)	1,169	1,155,078

		6,724,956

		71,927,546

16	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Utility – 2.6%
Electric – 2.0%
Carolina Power & Light Co. 6.50%, 7/15/12(a)	$345	$367,147
Exelon Corp. 6.75%, 5/01/11(a)	280	291,712
FirstEnergy Corp. Series B 6.45%, 11/15/11(a)	5,385	5,592,290
Series C 7.375%, 11/15/31(a)	279	308,174
MidAmerican Energy Holdings Co. 5.875%, 10/01/12(a)	162	168,899
Nisource Finance Corp. 7.875%, 11/15/10(a)	154	161,884
Pacific Gas & Electric Co. 3.60%, 3/01/09(a)	1,565	1,561,501
Progress Energy, Inc. 7.10%, 3/01/11(a)	2,324	2,467,079
Public Service Company of Colorado Series 10 7.875%, 10/01/12(a)	176	198,440
TXU Australia Holdings Pty Ltd 6.15%, 11/15/13(a)(b)	283	287,088
Wisconsin Energy Corp. 6.25%, 5/15/67(a)	140	123,544

		11,527,758

Natural Gas – 0.6%
Duke Energy Field Services Corp. 7.875%, 8/16/10(a)	94	99,592
Enterprise Products Operating LP Series B 5.60%, 10/15/14(a)	157	155,387
Sempra Energy 4.75%, 5/15/09(a)	1,545	1,548,447
TransCanada Pipelines Ltd. 6.35%, 5/15/67(a)(d)	1,670	1,484,244
Williams Co., Inc. 7.875%, 9/01/21(a)	95	103,788

		3,391,458

		14,919,216

Total Corporates - Investment Grades (cost $186,560,849)		183,545,548

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	17

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

MORTGAGE PASS-THRU’S – 26.8%
Agency Fixed Rate 30-Year – 22.4%
Federal Gold Loan Mortgage Corp.
Series 2005 4.50%, 8/01/35-11/01/35(a)	$2,590	$2,468,543
Series 2007 4.50%, 1/01/37(a)	18,423	17,557,455
5.50%, 7/01/35(a)	429	433,453
Federal Home Loan Mortgage Corp.
Series 2007 7.00%, 2/01/37(a)	8,767	9,237,187
Federal National Mortgage Association
Series 2003 5.00%, 11/01/33(a)	429	422,599
5.50%, 4/01/33-7/01/33(a)	4,068	4,104,067
Series 2004 5.50%, 4/01/34-11/01/34(a)	2,021	2,038,361
6.00%, 9/01/34(a)	794	813,925
Series 2005 4.50%, 8/01/35(a)	1,302	1,241,072
5.50%, 2/01/35(a)	1,475	1,488,442
Series 2006 5.00%, 2/01/36(a)	5,850	5,756,707
6.00%, 2/01/36(a)	4,946	5,073,222
Series 2007 4.50%, 9/01/35(a)	955	915,206
5.00%, 11/01/35-7/01/36(a)	14,438	14,208,761
5.50%, 11/01/36-8/01/37(a)	20,257	20,437,576
6.50%, 8/01/37-11/01/37(a)	17,085	17,698,998
Series 2008 5.50%, 3/01/37(a)	18,969	19,067,587
Government National Mortgage Association
Series 1990 9.00%, 12/15/19(a)	0	235
Series 1999 8.15%, 9/15/20(a)	333	363,256
Series 2000 9.00%, 12/15/09(a)	131	132,678
Series 2003 5.50%, 7/15/33(a)	8,733	8,869,343

		132,328,673

Agency ARMS – 3.5%
Federal Home Loan Mortgage Corp.
Series 2006 5.932%, 1/01/37(a)(f)	505	515,842

18	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2007 5.693%, 12/01/37(a)(f)	$1,024	$1,037,390
5.903%, 3/01/37(a)(f)	5,490	5,607,793
5.937%, 1/01/37(a)(f)	5,820	5,940,340
5.961%, 12/01/36(a)(f)	367	375,586
6.028%, 12/01/36(a)(f)	514	525,112
Federal National Mortgage Association
Series 2006 5.689%, 12/01/36(a)(f)	6,011	6,148,968
Series 2007 6.033%, 3/01/37(a)(f)	511	524,306

		20,675,337

Agency Fixed Rate 15-Year – 0.9%
Government National Mortgage Association
Series 1997 8.00%, 3/15/12(a)	1,315	1,360,350
Series 2001 7.50%, 12/15/14(a)	3,620	3,785,965

		5,146,315

Total Mortgage Pass-Thru’s (cost $155,375,613)		158,150,325

COMMERCIAL MORTGAGE-BACKED SECURITIES – 9.6%
Non-Agency Fixed Rate CMBS – 9.6%
Banc of America Commercial Mortgage, Inc.
Series 2001-PB1, Class A2 5.787%, 5/11/35(a)	292	297,774
Series 2004-4, Class A3 4.128%, 7/10/42(a)	365	365,000
Series 2004-6, Class A2 4.161%, 12/10/42(a)	480	476,458
Series 2006-5, Class A4 5.414%, 9/10/47(a)	3,160	3,098,735
Bear Stearns Commercial Mortgage Securities, Inc.
Series 2002-TOP6, Class A2 6.46%, 10/15/36(a)	2,918	3,031,414
Series 2005-T18, Class A4 4.933%, 2/13/42(a)	610	594,713
Series 2006-PW11, Class A2 5.576%, 3/11/39(a)	2,965	2,978,703
Series 2006-PW12, Class A4 5.895%, 9/11/38(a)	290	291,988
Series 2006-T24, Class A4 5.537%, 10/12/41(a)	2,475	2,437,102
Series 2007-PW18, Class A4 5.70%, 6/11/50(a)	3,025	2,975,057

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	19

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Citigroup Commercial Mortgage Trust
Series 2004-C1, Class A4 5.529%, 4/15/40(a)	$560	$565,754
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-CK2, Class A2 3.861%, 3/15/36(a)	48	47,953
Series 2004-C1, Class A4 4.75%, 1/15/37(a)	180	178,037
Series 2005-C1, Class A4 5.014%, 2/15/38(a)	534	525,600
Credit Suisse Mortgage Capital Certificates
Series 2006-C3, Class A3 6.021%, 6/15/38(a)	265	268,372
Series 2006-C5, Class A3 5.311%, 12/15/39(a)	1,600	1,552,538
CS First Boston Mortgage Securities Corp.
Series 2005-C5, Class A3 5.10%, 8/15/38(a)	2,870	2,827,823
GE Capital Commercial Mortgage Corp.
Series 2005-C3, Class A3FX 4.863%, 7/10/45(a)	585	584,666
Greenwich Capital Commercial Funding Corp.
Series 2003-C1, Class A4 4.111%, 7/05/35(a)	388	366,454
Series 2005-GG3, Class A2 4.305%, 8/10/42(a)	642	637,482
GS Mortgage Securities Corp. II
Series 2004-GG2, Class A6 5.396%, 8/10/38(a)	375	378,205
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2005-LDP1, Class A4 5.038%, 3/15/46(a)	649	638,804
Series 2005-LDP3, Class A2 4.851%, 8/15/42(a)	515	513,940
Series 2005-LDP4, Class A2 4.79%, 10/15/42(a)	365	363,844
Series 2006-CB14, Class A4 5.481%, 12/12/44(a)	250	247,189
Series 2006-CB15, Class A4 5.814%, 6/12/43(a)	2,335	2,352,088
Series 2006-CB17, Class A4 5.429%, 12/12/43(a)	4,655	4,556,212
LB-UBS Commercial Mortgage Trust
Series 2003-C3, Class A4 4.166%, 5/15/32(a)	555	538,190
Series 2004-C4, Class A4 5.295%, 6/15/29(a)	195	197,970

20	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2004-C8, Class A2 4.201%, 12/15/29(a)		$381	$378,204
Series 2005-C1, Class A4 4.742%, 2/15/30(a)		426	413,695
Series 2005-C7, Class A4 5.197%, 11/15/30(a)		435	431,061
Series 2006-C6, Class A4 5.372%, 9/15/39(a)		3,360	3,284,067
Series 2007-C7, Class A3 5.866%, 9/15/45(a)		7,765	7,741,207
Merrill Lynch Mortgage Trust
Series 2005-CKI1, Class A6 5.416%, 11/12/37(a)		360	358,510
Series 2005-MKB2, Class A2 4.806%, 9/12/42(a)		785	784,690
Merrill Lynch/Countrywide Commercial Mortgage Trust
Series 2006-2, Class A4 6.104%, 6/12/46(a)		220	223,790
Morgan Stanley Capital
Series 2005-HQ6, Class A4A 4.989%, 8/13/42(a)		3,225	3,143,988
Series 2007-HQ13, Class A3 5.569%, 12/15/44(a)		2,910	2,827,046
Morgan Stanley Capital I
Series 2005-HQ5, Class A4 5.168%, 1/14/42(a)		944	940,927
Series 2005-T17, Class A5 4.78%, 12/13/41(a)		405	393,968
Prudential Securities Secured Financing Corp.
Series 1999-NRF1, Class AEC 0.957%, 11/01/31(a)(b)(g)		174,194	1,641,487

Total Commercial Mortgage-Backed Securities (cost $56,481,115)			56,450,705

GOVERNMENTS - TREASURIES – 8.4%
Treasuries – 8.4%
Mexican Bonos
Series MI10 8.00%, 12/19/13(a)	MXN	135,245	12,944,708
Peruvian Government International Bond 6.90%, 8/12/37(a)(b)	PEN	4,435	1,552,939
Government of Poland
Series 1110 6.00%, 11/24/10(a)	PLN	15,530	6,996,609
U.S. Treasury Bonds 4.50%, 2/15/36(a)		$13,699	13,722,348

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	21

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

U.S. Treasury Notes 2.125%, 1/31/10(a)	$7,175	$7,160,987
3.625%, 12/31/12(a)	6,725	6,905,735

Total Governments - Treasuries (cost $47,856,042)		49,283,326

BANK LOANS – 5.0%
Industrial – 4.3%
Basic – 0.6%
Celanese U.S. Holdings LLC 0.00%, 4/02/14*	750	725,760
Dealer Computer Services 4.886%, 10/26/12(d)	767	712,854
Georgia-Pacific Corporation 4.45%-5.09%, 12/20/12(d)	497	476,811
Hexion Specialty 4.937%, 5/04/13(d)	616	583,036
5.00%, 5/04/13(d)	134	126,652
Newpage Corporation 6.31%, 12/14/14(d)	374	371,257
Univar Corp Opco 5.696%, 11/30/14(d)	499	453,863

		3,450,233

Capital Goods – 0.2%
Sequa Corporation 5.95%, 12/31/14(d)	349	338,651
URS Corp. 5.421%, 3/05/13(d)	459	459,546

		798,197

Communications - Media – 0.8%
Cablevision Systems Corp. 4.476%, 2/24/13(d)	750	721,560
IDEARC, Inc. (Verizon) 4.86%-4.7%, 11/17/14(d)	995	818,356
Metro Gloldwyn Mayer 5.946%, 4/08/12(d)	750	596,250
Thomson Learning 5/20%-5/36%, 7/05/14(d)	995	919,271
Univision Communications Inc. 5.11%-5.15%, 8/15/14(d)	1,000	840,250
VML US Finance LLC 4.95%, 6/15/11(d)	500	476,720
Wide Open West 0.00%, 6/01/14*	500	396,250

		4,768,657

22	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.4%
Alltel Corp. 5.466%, 5/16/15(d)	$746	$687,020
Level 3 Communication, Inc. 0.00%, 3/13/14*	750	694,125
Nielsen Finance LLC. 5.346%, 8/09/13(d)	497	468,459
Telesat Canada 5.79%-5.92%, 10/23/14(d)	59	55,543
5.87%-5.90%, 10/23/14(d)	689	648,340

		2,553,487

Consumer Cyclical - Automotive – 0.1%
Ford Motor Company 5.80%, 11/29/13(d)	750	688,748

Consumer Cyclical - Other – 0.6%
Building Materials Corporation of America 5.687%, 2/22/14(d)	498	426,360
Cequel Communications, LLC 4.73%-6.25%, 3/30/14(d)	497	453,957
Chrysler Financial Services, Inc. 6.80%, 8/03/12(d)	498	452,491
Hanesbrands, Inc. 4.42%-4.66%, 9/05/13(d)	400	391,719
Harrah’s Operating Co., Inc. 5.91%-5.92%, 1/28/15(d)	1,000	938,890
Las Vegas Sands LLC 0.75%, 5/23/14(d)	80	73,300
4.45%, 5/23/14(d)	318	292,377
Wimar Opco LLC 8.50%, 1/03/12(d)	500	478,750

		3,507,844

Consumer Cyclical - Retailers – 0.2%
Neiman Marcus Group Inc. 4.76%, 4/06/13(d)	600	572,022
Rite Aid Corp. 4.46%-4.65%, 6/04/14(d)	500	470,940

		1,042,962

Consumer Non-Cyclical – 0.8%
Aramark Corp. 4.57%, 1/26/14(d)	467	446,900
5.025%, 1/26/14(d)	30	28,386
Carestream Health Inc. 0.00%, 4/30/13*	725	619,036
Community Health Services Inc. 1.00%, 7/01/14(d)	35	33,288
5.335%, 7/01/14(d)	680	651,071

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	23

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

HCA, Inc. 4.946%, 11/07/13(d)	$995	$945,423
Health Management Associates 4.446%, 2/28/14(d)	733	675,528
Mylan Laboratories Inc. 5.94%-6.13%, 10/02/14(d)	349	342,432
Spectrum Brands Inc. 6.71%-7.12%, 3/30/13(d)	398	358,252
Supervalu Inc. 4.21%, 6/02/12(d)	685	669,860

		4,770,176

Energy – 0.1%
Infrastrux Group, Inc. 7.362%, 11/03/12(d)	499	451,358

Services – 0.1%
TDS Investor Corp. 5.112%, 8/23/13(d)	746	678,549

Technology – 0.3%
Asurion Corp. 0.00%, 7/02/14*	500	461,720
Freescale Semiconductor, Inc. 4.458%, 12/02/13(d)	796	695,232
Sungard Data Systems Inc. 4.87%-5.13%, 2/11/13(d)	746	706,112

		1,863,064

Transportation - Airlines – 0.1%
Delta Airlines 6.149%, 4/30/14(d)	497	393,796

		24,967,071

Utility – 0.5%
Electric – 0.5%
Firstlight Power Resources, Inc. 0.00%, 4/15/13*	852	702,686
2.25%, 11/01/13(d)	164	145,724
5.04%, 11/01/13(d)	1,333	1,180,376
TXU Corp. 6.48%-6.60%, 10/10/14(d)	995	951,598

		2,980,384

Financial Institutions – 0.2%
Brokerage – 0.1%
Ameritrade Holdings Corp. 4.37%, 12/31/12(d)	400	383,364

24	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Finance – 0.1%
First Data Corp. 5.34%-5.44%, 9/24/14(d)	$995	$934,962

		1,318,326

Total Bank Loans (cost $30,181,495)		29,265,781

CMOS – 3.9%
Non-Agency ARMS – 2.3%
Adjustable Rate Mortgage Trust
Series 2005-4, Class 3A1 4.961%, 8/25/35(a)(d)	2,558	2,420,169
Bear Stearns Alt-A Trust
Series 2007-1, Class 21A1 5.726%, 1/25/47(a)(d)	2,467	1,728,985
Citigroup Mortgage Loan Trust, Inc.
Series 2005-2, Class 1A4 5.111%, 5/25/35(a)(d)	3,178	3,001,718
Series 2006-AR1, Class 3A1 5.50%, 3/25/36(a)(f)	687	570,365
Indymac Index Mortgage Loan Trust
Series 2006-AR7, Class 4A1 6.211%, 5/25/36(a)(d)	1,948	1,361,522
JP Morgan Alternative Loan Trust
Series 2006-A4, Class A1 5.95%, 9/25/36(a)(d)	2,120	1,864,826
Residential Funding Mortgage Securities, Inc.
Series 2005-SA3, Class 3A 5.242%, 8/25/35(a)(d)	2,928	2,793,407

		13,740,992

Non-Agency Floating Rate – 1.0%
Countrywide Alternative Loan Trust
Series 2005-62, Class 2A1 5.076%, 12/25/35(a)(f)	197	158,599
Series 2006-OA14, Class 3A1 4.926%, 11/25/46(a)(f)	2,687	1,751,349
Series 2007-OA3, Class M1 3.205%, 4/25/47(f)(h)	180	52,902
Greenpoint Mortgage Funding Trust
Series 2005-AR5, Class M2 3.545%, 11/25/45(f)(h)	998	172,545
JPMorgan Alternative Loan Trust
Series 2006-A3, Class 2A1 6.068%, 7/25/36(a)(d)	2,121	1,498,071
Structured Asset Securities Corp.
Series 2003-6A, Class B3 6.156%, 3/25/33(a)(d)	1,210	302,505

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	25

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Washington Mutual Mortgage Pass Through
Series 2007-OA1, Class A1A 4.776%, 2/25/47(a)(f)	$2,307	$1,771,365

		5,707,336

Non-Agency Fixed Rate – 0.5%
Deutsche Mortgage Securities, Inc.
Series 2005-WF1, Class 1A1 5.081%, 6/26/35(a)(b)	1,030	1,008,899
Structured Asset Securities Corp.
Series 2002-3, Class B3 6.50%, 3/25/32(a)	3,015	1,814,969

		2,823,868

Agency Fixed Rate – 0.1%
Government National Mortgage Association
Series 2006-39, Class IO 1.007%, 7/16/46(a)(g)	23,165	838,617

Agency Floating Rate – 0.0%
Fannie Mae Grantor Trust
Series 2004-T5, Class AB4 2.964%, 5/28/35(a)(f)	65	58,865

Total CMOs (cost $30,759,285)		23,169,678

EMERGING MARKETS - SOVEREIGNS – 2.9%
Non Corporate Sectors – 2.9%
Sovereign – 2.9%
Argentina Bonos 7.00%, 10/03/15(a)	3,748	2,689,944
Republic of Brazil 8.25%, 1/20/34(a)	3,000	3,765,000
Republic of Panama 8.875%, 9/30/27(a)	225	292,500
9.375%, 4/01/29(a)	2,325	3,138,750
Republic of Peru 7.35%, 7/21/25(a)	510	595,935
8.75%, 11/21/33(a)	2,400	3,180,000
Republic of Philippines 8.25%, 1/15/14(a)	2,713	3,113,167
8.875%, 3/17/15(a)	78	92,625

Total Emerging Markets - Sovereigns (cost $17,006,883)		16,867,921

AGENCIES – 2.0%
Agency Debentures – 2.0%
Federal Home Loan Mortgage Corp. 5.50%, 8/23/17(a)	3,715	4,055,469

26	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association 6.25%, 5/15/29(a)	$5,780	$6,738,520
6.625%, 11/15/30(a)	880	1,078,838

Total Agencies (cost $12,004,895)		11,872,827

GOVERNMENTS - SOVEREIGN BONDS – 1.4%
Russian Federation 7.50%, 3/31/30(a)(b)(e) (cost $7,824,368)	6,968	7,995,654

ASSET-BACKED SECURITIES – 1.1%
Home Equity Loans - Floating Rate – 0.7%
Asset Backed Funding Certificates
Series 2003-WF1, Class A2 3.349%, 12/25/32(a)(f)	169	161,152
Credit-Based Asset Servicing & Securities, Inc.
Series 2005-CB7, Class AF2 5.147%, 11/25/35(a)(e)	117	111,391
GE-WMC Mortgage Securities LLC
Series 2005-2, Class A2B 3.065%, 12/25/35(a)(f)	223	213,947
HFC Home Equity Loan Asset Backed Certificates
Series 2005-3, Class A1 3.06%, 1/20/35(a)(f)	202	164,273
Series 2007-2, Class M1 3.11%, 7/20/36(a)(f)	600	366,148
Home Equity Mortgage Trust
Series 2006-1, Class A2 5.30%, 5/25/36(a)(e)	160	59,213
Household Home Equity Loan Trust
Series 2007-1, Class M1 3.18%, 3/20/36(a)(f)	1,250	746,748
HSI Asset Securitization Corp. Trust
Series 2006-OPT2, Class 2A1 2.975%, 1/25/36(a)(f)	18	18,071
Series 2006-OPT2, Class M2 3.285%, 1/25/36(a)(f)	205	103,935
Lehman XS Trust
Series 2005-5N, Class M2 3.545%, 11/25/35(f)(h)	1,000	250,000
Series 2006-18N, Class M2 3.305%, 12/25/36(f)(h)	3,000	840,000
Newcastle Mortgage Securities Trust
Series 2007-1, Class 2A1 3.025%, 4/25/37(a)(f)	497	450,799

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	27

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

RAAC Series
Series 2006-SP3, Class A1 2.975%, 8/25/36(a)(f)	$97	$91,675
Residential Asset Mortgage Products, Inc.
Series 2005-RS3, Class AIA2 3.065%, 3/25/35(a)(f)	79	70,285
Saxon Asset Securities Trust
Series 2005-4, Class A2B 3.075%, 11/25/37(a)(f)	5	4,625
Series 2007-2, Class M1 3.255%, 5/25/37(a)(f)	1,000	288,500

		3,940,762

Other ABS - Fixed Rate – 0.2%
DB Master Finance, LLC
Series 2006-1, Class A2 5.779%, 6/20/31(a)(b)	1,495	1,327,280

Home Equity Loans - Fixed Rate – 0.1%
Citifinancial Mortgage Securities, Inc.
Series 2003-1, Class AFPT 3.36%, 1/25/33(a)	150	109,925
Countrywide Asset-Backed Certificates
Series 2007-S1, Class A3 5.81%, 11/25/36(a)(d)	598	446,798
Credit-Based Asset Servicing & Securities, Inc.
Series 2003-CB1, Class AF 3.45%, 1/25/33(a)	316	275,026
Nationstar NIM Trust
Series 2007-A, Class A 9.97%, 3/25/37(a)(b)	30	22,137
Residential Funding Mortgage Securities II, Inc.
Series 2005-HI2, Class A3 4.46%, 5/25/35(a)	90	89,985

		943,871

Other ABS - Floating Rate – 0.1%
Neapolitan Segregated Portfolio
Series 2007-1A, Class I 3.863%, 3/30/46(b)(f)(h)	500	21,250
Petra CRE CDO Ltd.
Series 2007-1A, Class C 3.995%, 2/25/47(a)(b)(f)	800	506,375

		527,625

Total Asset-Backed Securities (cost $12,584,767)		6,739,538

28	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADES – 0.5%
Industrial – 0.3%
Basic – 0.0%
Ineos Group Holdings PLC 8.50%, 2/15/16(a)(b)	$110	$89,100

Capital Goods – 0.1%
Owens Corning, Inc. 6.50%, 12/01/16(a)	955	808,292

Communications - Media – 0.1%
Cablevision Systems Corp.
Series B 8.00%, 4/15/12(a)	105	104,475
Clear Channel Communications, Inc. 5.50%, 9/15/14(a)	275	191,125
DirecTV Holdings LLC 6.375%, 6/15/15(a)	100	95,750
Echostar DBS Corp. 6.625%, 10/01/14(a)	32	31,280
7.125%, 2/01/16(a)	88	86,460

		509,090

Communications - Telecommunications – 0.0%
Qwest Communications International, Inc. 7.50%, 2/15/14(a)	60	58,950
Series B 7.50%, 2/15/14(a)	35	34,387

		93,337

Consumer Cyclical - Automotive – 0.0%
General Motors Corp. 8.25%, 7/15/23(a)	130	97,175

Consumer Cyclical - Other – 0.1%
Centex Corp. 5.45%, 8/15/12(a)	309	276,169
Harrah’s Operating Co., Inc. 5.625%, 6/01/15(a)	56	32,270
5.75%, 10/01/17(a)	20	11,275
6.50%, 6/01/16(a)	69	40,020
MGM Mirage 8.375%, 2/01/11(a)	95	94,525

		454,259

Transportation - Services – 0.0%
Hertz Corp. 8.875%, 1/01/14(a)	90	90,675

		2,141,928

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	29

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Utility – 0.2%
Electric – 0.2%
Dynegy Holdings, Inc. 8.375%, 5/01/16(a)	$645	$672,413
Edison Mission Energy 7.00%, 5/15/17(a)	100	101,000
NRG Energy, Inc. 7.25%, 2/01/14(a)	120	123,300
7.375%, 2/01/16(a)	90	92,700

		989,413

Financial Institutions – 0.0%
Finance – 0.0%
Countrywide Financial Corp. 6.25%, 5/15/16(a)	62	54,554

REITS – 0.0%
American Real Estate Partners LP 7.125%, 2/15/13(a)	70	65,275

		119,829

Total Corporates - Non-Investment Grades (cost $3,425,866)		3,251,170

SUPRANATIONALS – 0.3%
European Investment Bank 5.125%, 5/30/17(a) (cost $1,535,880)	1,490	1,590,581

QUASI-SOVEREIGNS – 0.2%
Quasi-Sovereign Bonds – 0.2%
Rshb Capital 6.299%, 5/15/17(a)(b) (cost $1,455,918)	1,565	1,465,779

	Shares
NON-CONVERTIBLE - PREFERRED STOCKS – 0.2%
Non Corporate Sectors – 0.2%
Agencies - Government Sponsored – 0.2%
Federal Home Loan Mortgage Corp. 8.375%(a)	22,200	568,320
Federal National Mortgage Association 8.25%(a)	32,900	823,816

Total Non-Convertible - Preferred Stocks (cost $1,377,500)		1,392,136

30	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 6.3%
Investment Companies – 6.3%
AllianceBernstein Fixed-Income Shares, Inc. - Government STIF Portfolio(i) (cost $36,965,142)	36,965,142	$36,965,142

Total Investments – 99.8%
(cost $601,395,625)		588,006,111
Other assets less liabilities – 0.2%		994,408

Net Assets – 100.0%		$589,000,519

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Lehman Brothers	$2,000	12/04/11	3 Month LIBOR	4.850%	$117,079
Lehman Brothers	10,500	2/26/13	3 Month LIBOR	3.746%	(13,900)
Lehman Brothers	36,665	11/28/17	3 Month LIBOR	4.723%	1,653,474

FINANCIAL FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at April 30, 2008	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 10 Yr futures	120	June 2008	$13,824,723	$13,897,500	$72,777

Sold Contracts
U.S. T-Note 5 Yr futures	36	June 2008	4,034,989	4,031,437	3,552

					$76,329

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at April 30, 2008	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 6/12/08	15,711	$14,367,999	$14,742,350	$374,351
British Pound settling 6/05/08	543	1,081,789	1,076,352	(5,437)
Canadian Dollar settling 6/04/08	11,772	11,534,765	11,684,948	150,183
Euro settling 5/29/08	4,173	6,441,614	6,507,537	65,923
Japanese Yen settling 5/15/08	103,438	1,007,880	995,667	(12,213)
Japanese Yen settling 5/20/08	11,121	111,928	107,083	(4,845)

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	31

Portfolio of Investments

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at April 30, 2008	Unrealized Appreciation/ (Depreciation)
Norwegian Krone settling 6/16/08	89,347	$17,309,545	$17,475,587	$166,042
Swedish Krona settling 6/18/08	105,738	17,660,700	17,615,391	(45,309)
Swiss Franc settling 5/08/08	1,052	1,008,895	1,015,433	6,538
Swiss Franc settling 5/08/08	6,444	6,289,242	6,220,183	(69,059)
Swiss Franc settling 5/08/08	10,101	10,069,862	9,749,344	(320,518)

Sale Contracts:
Australian Dollar settling 6/12/08	17,196	15,889,902	16,135,179	(245,277)
British Pound settling 6/05/08	4,036	8,166,200	8,005,369	160,831
British Pound settling 6/05/08	5,303	10,413,558	10,517,440	(103,882)
Euro settling 5/29/08	4,173	6,374,685	6,507,537	(132,852)
Japanese Yen settling 5/20/08	193,666	1,894,970	1,864,764	30,206
Japanese Yen settling 5/20/08	1,223,099	12,036,366	11,776,940	259,426
Mexican Peso settling 6/09/08	134,150	12,428,179	12,724,778	(296,599)
Mexican Peso settling 6/25/08	6,535	620,608	618,506	2,102
New Zealand Dollar settling 5/14/08	7,054	5,600,584	5,499,794	100,790
Norwegian Krone settling 6/16/08	1,661	326,690	324,789	1,901
Polish Zloty settling 5/13/08	15,545	6,666,332	7,022,770	(356,438)
Swedish Krona settling 6/18/08	2,266	379,093	377,567	1,526
Swiss Franc settling 5/08/08	19,337	17,761,052	18,664,921	(903,869)

(a)	Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $520,438,491.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2008, the aggregate market value of these securities amounted to $21,589,453 or 3.7% of net assets.

(c)	Fair Valued

(d)	Variable rate coupon, rate shown as of April 30, 2008.

(e)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 2008.

(f)	Floating Rate Security. Stated interest rate was in effect at April 30, 2008.

(g)	IO - Interest Only

(h)	Illiquid security, valued at fair value. (See Note A)

(i)	Investment in affiliated money market mutual fund.

*	Unfunded loan commitment. The Portfolio is obligated to fund these commitments at the borrower’s discretion.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of April 30, 2008, the fund’s total exposure to subprime investments was 3.60%. These investments are valued in accordance with the fund’s Valuation Policies (see Note A.1 for additional details).

Currency Abbreviations:

MXN – Mexican Peso

PEN – Peruvian New Sol

PLN – Polish Zloty

Glossary:

LIBOR – London Interbank Offered Rates

See notes to financial statements.

32	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2008 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $564,430,483)	$551,040,969
Affiliated issuers (cost $36,965,142)	36,965,142
Cash	160,320	(a)
Interest receivable	6,404,990
Receivable for investment securities sold	2,882,525
Receivable for capital stock sold	1,796,697
Unrealized appreciation of swap contracts	1,770,553	(b)
Unrealized appreciation of forward currency exchange contracts	1,319,819
Receivable due from Adviser	80,646
Receivable for variation margin on futures contracts	38,250

Total assets	602,459,911

Liabilities
Due to custodian	3,627,916
Payable for capital stock redeemed	3,255,391
Payable for investment securities purchased	2,813,000
Unrealized depreciation of forward currency exchange contracts	2,496,298
Dividends payable	731,285
Distribution fee payable	197,408
Premium received on swap	68,856
Unrealized depreciation of swap contracts	13,900
Transfer Agent fee payable	5,438
Accrued expenses and other liabilities	249,900

Total liabilities	13,459,392

Net Assets	$589,000,519

Composition of Net Assets
Capital stock, at par	$57,820
Additional paid-in capital	595,807,477
Undistributed net investment income	487,071
Accumulated net realized gain on investment and foreign currency transactions	5,354,005
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(12,705,854)

	$589,000,519

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$432,073,855	42,409,237	$10.19	*

B	$47,629,610	4,674,637	$10.19

C	$58,744,751	5,777,166	$10.17

Advisor	$36,952,403	3,625,391	$10.19

R	$696,442	68,357	$10.19

K	$7,230,188	709,171	$10.20

I	$5,673,270	556,531	$10.19

*	The maximum offering price per share for Class A shares was $10.64 which reflects a sales charge of 4.25%.

(a)	An amount of U.S. $160,320 has been segregated to collateralize margin requirements for open futures contracts outstanding at April 30, 2008.

(b)	Includes swap premium of $68,856.

See notes to financial statements.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	33

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2008 (unaudited)

Investment Income
Interest	$15,335,687
Dividends
Affiliated issuers	524,371
Unaffiliated issuers	35,711	$15,895,769

Expenses
Advisory fee (see Note B)	1,332,753
Distribution fee—Class A	640,512
Distribution fee—Class B	272,949
Distribution fee—Class C	306,186
Distribution fee—Class R	1,648
Distribution fee—Class K	9,996
Transfer agency—Class A	375,066
Transfer agency—Class B	57,457
Transfer agency—Class C	55,376
Transfer agency—Advisor Class	32,089
Transfer agency—Class R	416
Transfer agency—Class K	6,002
Transfer agency—Class I	555
Custodian	149,044
Legal	84,538
Registration fees	63,195
Printing	57,125
Administrative	48,000
Audit	33,978
Directors’ fees	30,256
Miscellaneous	6,095

Total expenses	3,563,236
Less: expenses waived and reimbursed by the Adviser (see Note B)	(682,640)

Less: expense offset arrangement (see Note B)	(18,718)

Net expenses		2,861,878

Net investment income		13,033,891

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		14,313,375
Futures contracts		349,230
Swap contracts		(104,957)
Foreign currency transactions		(753,935)
Net change in unrealized appreciation/depreciation of:
Investments		(19,785,815)
Futures contracts		6,115
Swap contracts		1,681,589
Foreign currency denominated assets and liabilities		(1,092,944)

Net loss on investment and foreign currency transactions		(5,387,342)

Contribution from Adviser (see Note B)		14,367

Net Increase in Net Assets from Operations		$7,660,916

See notes to financial statements.

34	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Statement of Operations

STATEMENT OF CHANGE IN NET ASSETS

	Six Months Ended April 30, 2008 (unaudited)	Year Ended October 31, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$13,033,891	$4,762,201
Net realized gain on investment and foreign currency transactions	13,803,713	1,416,567
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(19,191,055)	(757,119)
Contribution from Adviser (see Note B)	14,367	– 0	–

Net increase in net assets from operations	7,660,916	5,421,649
Dividends to Shareholders from
Net investment income
Class A	(9,689,500)	(1,777,326)
Class B	(1,043,066)	(876,000)
Class C	(1,178,715)	(325,277)
Advisor Class	(853,440)	(1,398,500)
Class R	(14,284)	(14,913)
Class K	(182,823)	(88,463)
Class I	(134,119)	(234,290)
Capital Stock Transactions
Net increase (decrease)	477,610,029	(4,247,625)
Capital Contributions
Proceeds from third party regulatory settlement (see Note F)	27,368	– 0	–

Total increase (decrease)	472,202,366	(3,540,745)
Net Assets
Beginning of period	116,798,153	120,338,898

End of period (including undistributed net investment income of $487,071 and $549,127, respectively)	$589,000,519	$116,798,153

See notes to financial statements.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	35

Statement of Change in Net Assets

NOTES TO FINANCIAL STATEMENTS

April 30, 2008 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of one portfolio: the Intermediate Bond Portfolio. This report relates only to the Intermediate Bond Portfolio. The Corporate Bond Portfolio ceased operations on January 25, 2008 and the U.S. Government Portfolio ceased operations on November 2, 2007. The Intermediate Bond Portfolio (the “Portfolio”) offers Class A, Class B, Class C, Advisor Class, Class R, Class K, and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid

36	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	37

Notes to Financial Statements

investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets. Expenses of the Fund are charged to each Portfolio in proportion to net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

38	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio’s average daily net assets. Effective November 5, 2007 the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .85%, 1.55%, 1.55%, .55%, 1.05%, .80% and .55% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. This waiver extends through October 31, 2009 and then may be extended by the Adviser for additional one-year terms. Prior to November 5, 2007 the Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .98%, 1.68%, 1.68%, .68%, 1.18%, .93% and .68% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the period ended April 30, 2008, such reimbursements totaled $634,640.

During the six months ended April 30, 2008, the Adviser reimbursed the Portfolio $14,367 for trading losses incurred due to a trade entry error.

Pursuant to the Advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months April 30, 2008, the Adviser voluntarily agreed to waive its fees for services. Such waiver amounted to $48,000.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $331,135 for the six months ended April 30, 2008.

For the six months ended April 30, 2008, the Portfolio’s expenses were reduced by $18,718 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $4,770 from the sale of Class A shares and received $3,231, $15,802 and $2,804 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended April 30, 2008.

The Portfolio may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio an open-end management investment company

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	39

Notes to Financial Statements

managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds, trusts, and other accounts managed by the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees. AllianceBernstein Fixed-Income Shares, Inc.—Prime STIF Portfolio, also an open-end management investment company managed by the Adviser and which had been offered as a cash management option, ceased operations on February 29, 2008. For the six months ended April 30, 2008, the Portfolio had purchases and sales of Government STIF Portfolio in the amount of $80,255,572 and $43,290,430, respectively and purchases and sales of Prime STIF Portfolio in the amount of $390,657,048 and $401,078,287, respectively.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of .30% of the average daily net assets attributable to Class A shares, 1% of the average daily net assets attributable to both Class B and Class C shares, ..50% of the average daily net assets attributable to Class R shares and .25% of the average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. For the six months ended April 30, 2008, such waiver amounted to $0. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amounts of $106,476, $567,296, $58,641 and $8,833 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2008 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$320,266,919	$52,185,877
U.S. government securities	522,191,206	748,286,564

40	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Gross unrealized appreciation	$6,398,225
Gross unrealized depreciation	(19,787,740)

Net unrealized depreciation	$(13,389,515)

1. Financial Futures Contracts

The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Portfolio.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	41

Notes to Financial Statements

The Portfolio’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio’s commitments under forward currency exchange contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

3. Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. The Portfolio may also enter into swaps for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

The Portfolio may enter into credit default swaps. The Portfolio may purchase credit protection on the referenced obligation of the credit default swap (“Buy Contract”) or provide credit protection on the referenced obligation of the credit default swap (“Sale Contract”). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Portfolio to buy/(sell) from/(to) the counterparty at the notional amount (the “Notional Amount”) and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount

42	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

for a Sale Contract is limited to the Notional Amount of the swap contract (“Maximum Payout Amount”). During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, if the Portfolio is a seller and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Portfolio.

In certain circumstances, the Portfolio may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs.

4. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

5. Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	43

Notes to Financial Statements

agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the six months ended April 30, 2008, the Portfolio did not earn drop income.

NOTE E

Securities Lending

The Portfolio has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the “Lending Agent”). Under the terms of the agreement, the Lending Agent, on behalf of the Portfolio, administers the lending of portfolio securities to certain broker-dealers. In return, the Portfolio receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Portfolio also continues to receive dividends or interest on the securities loaned. Under the terms of the securities lending agreement, security voting rights pass to the borrower, although the Portfolio can at will terminate a loan and regain the right to vote upon receipt of the security. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Portfolio. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Portfolio in one or more of the following investments: U.S. government or U.S. government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, investment funds, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will indemnify the Portfolio for any loss resulting from a borrower’s failure to return a loaned security when due. As of April 30, 2008, the Portfolio had no securities out on loan. For the six months ended April 30, 2008, the Portfolio did not engage in security lending.

44	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

NOTE F

Capital Stock

Each class consists of 3,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Six Months Ended April 30, 2008 (unaudited)	Year Ended October 31, 2007		Six Months Ended April 30, 2008 (unaudited)	Year Ended October 31, 2007

Class A
Shares sold	2,807,604	1,379,681		$28,950,115	$14,116,487

Shares issued in reinvestment of dividends	659,575	152,560		6,764,991	1,558,020

Shares converted from Class B	1,353,646	522,389		13,956,133	5,335,182

Shares issued in connection with the acquisition of U.S. Government Portfolio	39,082,268	– 0	–	402,311,936	– 0	–

Shares redeemed	(5,564,744)	(2,344,846)		(57,390,754)	(23,914,918)

Net increase (decrease)	38,338,349	(290,216)		$394,592,421	$(2,905,229)

Class B
Shares sold	632,229	279,564		$6,520,596	$2,856,625

Shares issued in reinvestment of dividends	86,576	73,156		888,247	747,130

Shares issued in connection with the acquisition of U.S. Government Portfolio	4,106,911	– 0	–	42,291,121	– 0	–

Shares converted to Class A	(1,354,030)	(522,641)		(13,956,133)	(5,335,182)

Shares redeemed	(766,426)	(824,163)		(7,880,830)	(8,411,104)

Net increase (decrease)	2,705,260	(994,084)		$27,863,001	$(10,142,531)

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	45

Notes to Financial Statements

	Shares			Amount
	Six Months Ended April 30, 2008 (unaudited)	Year Ended October 31, 2007		Six Months Ended April 30, 2008 (unaudited)	Year Ended October 31, 2007

Class C
Shares sold	758,199	288,241		$7,817,742	$2,939,462

Shares issued in reinvestment of dividends	67,868	24,926		694,575	253,963

Shares issued in connection with the acquisition of U.S. Government Portfolio	5,654,101	– 0	–	58,089,099	– 0	–

Shares redeemed	(1,623,326)	(364,829)		(16,755,558)	(3,720,943)

Net increase (decrease)	4,856,842	(51,662)		$49,845,858	$(527,518)

Advisor Class
Shares sold	367,491	388,273		$3,789,569	$3,975,442

Shares issued in reinvestment of dividends	82,589	135,932		847,348	1,387,912

Shares issued in connection with the acquisition of U.S. Government Portfolio	126,295	– 0	–	1,301,535	– 0	–

Shares redeemed	(112,085)	(306,141)		(1,150,520)	(3,122,035)

Net increase	464,290	218,064		$4,787,932	$2,241,319

Class R
Shares sold	9,398	64,912		$97,386	$666,830

Shares issued in reinvestment of dividends	228	1,362		2,339	13,868

Shares issued in connection with the acquisition of U.S. Government Portfolio	4,073	– 0	–	41,917	– 0	–

Shares redeemed	(1,656)	(11,236)		(16,968)	(114,547)

Net increase	12,043	55,038		$124,674	$566,151

46	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

	Shares			Amount
	Six Months Ended April 30, 2008 (unaudited)	Year Ended October 31, 2007		Six Months Ended April 30, 2008 (unaudited)	Year Ended October 31, 2007

Class K
Shares sold	108,028	706,480		$1,112,245	$7,129,791

Shares issued in reinvestment of dividends	17,849	7,789		183,200	79,429

Shares issued in connection with the acquisition of U.S. Government Portfolio	80,278	– 0	–	826,289	– 0	–

Shares redeemed	(201,759)	(10,471)		(2,059,305)	(106,758)

Net increase	4,396	703,798		$62,429	$7,102,462

Class I
Shares sold	31,901	92,357		$326,949	$943,159

Shares issued in reinvestment of dividends	12,965	22,881		133,027	233,647

Shares issued in connection with the acquisition of U.S. Government Portfolio	942	– 0	–	9,708	– 0	–

Shares redeemed	(13,263)	(171,830)		(135,968)	(1,759,085)

Net increase (decrease)	32,545	(56,592)		$333,716	$(582,279)

For the six months ended April 30, 2008, the Portfolio received $27,368 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Portfolio’s statement of changes in net assets. Neither the Portfolio nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE G

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk — Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	47

Notes to Financial Statements

(commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk — Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk — This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets.

Indemnification Risk — In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2008.

NOTE I

Acquisition of U.S. Government Portfolio by Intermediate Bond Portfolio (the “Portfolio”)

On November 2, 2007, the Portfolio acquired all of the net assets of the U.S. Government Portfolio (“USGP”), pursuant to a plan of reorganization approved by the shareholders of USGP. On November 2, 2007, the acquisition was accomplished by a tax-free exchange of 49,054,868 shares of the Portfolio for 74,059,812 shares of USGP. The aggregate net assets of the Portfolio and USGP immediately before the acquisition were $117,767,880 and $504,871,604 (including $7,167,258 of net unrealized appreciation of investments and foreign currency denominated assets and liabilities), respectively.

48	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

Immediately after the acquisition, the combined net assets applicable to shareholders of the Portfolio amounted to $622,639,484.

NOTE J

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2008 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2007 and October 31, 2006 were as follows:

	2007		2006
Distributions paid from:
Ordinary income	$4,714,769		$5,283,058
Net long-term capital gain	– 0	–	– 0	–

Total taxable distributions	4,714,769		5,283,058

Total distributions paid	$4,714,769		$5,283,058

As of October 31, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$775,901
Accumulated capital and other losses	(8,333,210	)(a)
Unrealized appreciation/(depreciation)	(892,862	)(b)

Total accumulated earnings/(deficit)	$(8,450,171	)(c)

(a)

On October 31, 2007, the Fund had a net capital loss carryforward for federal income tax purposes of $8,262,956 of which $1,312,258 expires in the year 2011, $4,798,199 expires in the year 2013 and $2,152,499 expires in the year 2014. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. For the year ended October 31, 2007, the Fund utilized $1,232,855 of capital loss carryforward. For the year ended October 31, 2007, the Portfolio deferred losses on straddles of $70,254.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swap income, the difference between book and tax amortization methods for premium, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable.

NOTE K

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	49

Notes to Financial Statements

for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

50	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

NOTE L

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On April 30, 2008, the Fund implemented FIN 48 which supplements FASB 109, “Accounting for Income Taxes”. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2004-2006) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Fund’s financial statements.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and believes the adoption of FAS 157 will have no material impact on its financial statements.

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, ”Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on its financial statements.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	51

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2008 (unaudited)	Year Ended October 31,	July 1, 2003 to October 31, 2003(a)	Year Ended June 30, 2003
2007	2006	2005	2004

Net asset value, beginning of period	$ 10.24	$ 10.18	$ 10.15	$ 10.43	$ 10.56	$ 10.82	$ 10.25

Income From Investment Operations
Net investment income(b)(c)	.26	.42	.41	.37	.33	.12	.33
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.08)	.06	.04	(.28)	.15	(.25)	.66

Net increase (decrease) in net asset value from operations	.18	.48	.45	.09	.48	(.13)	.99

Less: Dividends and Distributions
Dividends from net investment income	(.23)	(.42)	(.42)	(.37)	(.38)	(.13)	(.42)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.23)	– 0	–	– 0	–

Total dividends and distributions	(.23)	(.42)	(.42)	(.37)	(.61)	(.13)	(.42)

Net asset value, end of period	$ 10.19	$ 10.24	$ 10.18	$ 10.15	$ 10.43	$ 10.56	$ 10.82

Total Return
Total investment return based on net asset value(d)	1.78%	4.79	%*	4.51%	.90%	4.66%	(1.20)%	9.87%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$432,074	$41,696	$44,409	$52,430	$56,778	$68,213	$76,565
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.85	%(e)	.98%	.98	%(f)	.98%	.98%	.98	%(e)	.98%
Expenses, before waivers/reimbursements	1.08	%(e)	1.54%	1.34	%(f)	1.31%	1.26%	1.33	%(e)	1.32%
Net investment income(c)	4.52	%(e)	4.13%	4.08	%(f)	3.53%	3.21%	2.60	%(e)	3.08%
Portfolio turnover rate	160%	173%	446%	935%	658%	199%	867%

See footnote summary on page 58.

52	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Six Months Ended April 30, 2008 (unaudited)	Year Ended October 31,	July 1, 2003 to October 31, 2003(a)	Year Ended June 30, 2003
2007	2006	2005	2004

Net asset value, beginning of period	$ 10.23	$ 10.18	$ 10.15	$ 10.42	$ 10.55	$ 10.81	$ 10.24

Income From Investment Operations
Net investment income(b)(c)	.21	.35	(g)	.38	(g)	.29	.27	.09	.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.05)	.05	.04	(.25)	.14	(.25)	.66

Net increase (decrease) in net asset value from operations	.16	.40	.42	.04	.41	(.16)	.92

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.35)	(.39)	(.31)	(.31)	(.10)	(.35)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.23)	– 0	–	– 0	–

Total dividends and distributions	(.20)	(.35)	(.39)	(.31)	(.54)	(.10)	(.35)

Net asset value, end of period	$ 10.19	$ 10.23	$ 10.18	$ 10.15	$ 10.42	$ 10.55	$ 10.81

Total Return
Total investment return based on net asset value(d)	1.53%	3.96	%*	4.20%	.30%	3.93%	(1.44)%	9.12%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$47,630	$20,157	$30,154	$44,944	$66,635	$96,033	$113,233
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.55	%(e)	1.66%	1.33	%(f)	1.68%	1.68%	1.68	%(e)	1.68%
Expenses, before waivers/reimbursements	1.81	%(e)	2.29%	2.10	%(f)	2.02%	2.00%	2.06	%(e)	2.05%
Net investment income(c)	3.80	%(e)	3.46	%(g)	3.75	%(f)(g)	2.82%	2.59%	2.01	%(e)	2.41%
Portfolio turnover rate	160%	173%	446%	935%	658%	199%	867%

See footnote summary on page 58.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	53

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2008 (unaudited)	Year Ended October 31,	July 1, 2003 to October 31, 2003(a)	Year Ended June 30, 2003
2007	2006	2005	2004

Net asset value, beginning of period	$ 10.22	$ 10.16	$ 10.13	$ 10.40	$ 10.53	$ 10.79	$ 10.23

Income From Investment Operations
Net investment income(b)(c)	.22	.35	.34	.29	.27	.09	.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.07)	.06	.04	(.26)	.14	(.25)	.65

Net increase (decrease) in net asset value from operations	.15	.41	.38	.03	.41	(.16)	.91

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.35)	(.35)	(.30)	(.31)	(.10)	(.35)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.23)	– 0	–	– 0	–

Total dividends and distributions	(.20)	(.35)	(.35)	(.30)	(.54)	(.10)	(.35)

Net asset value, end of period	$ 10.17	$ 10.22	$ 10.16	$ 10.13	$ 10.40	$ 10.53	$ 10.79

Total Return
Total investment return based on net asset value(d)	1.43%	4.07	%*	3.80%	.30%	3.93%	(1.44)%	9.03%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$58,745	$9,404	$9,874	$15,689	$19,008	$26,021	$26,445
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.55	%(e)	1.68%	1.68	%(f)	1.68%	1.68%	1.68	%(e)	1.68%
Expenses, before waivers/reimbursements	1.78	%(e)	2.27%	2.07	%(f)	2.03%	1.99%	2.06	%(e)	2.03%
Net investment income(c)	3.83	%(e)	3.45%	3.40	%(f)	2.84%	2.60%	2.03	%(e)	2.41%
Portfolio turnover rate	160%	173%	446%	935%	658%	199%	867%

See footnote summary on page 58.

54	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2008 (unaudited)	Year Ended October 31,	July 1, 2003 to October 31, 2003(a)	Year Ended June 30, 2003
2007	2006	2005	2004

Net asset value, beginning of period	$ 10.24	$ 10.18	$ 10.15	$ 10.43	$ 10.55	$ 10.82	$ 10.25

Income From Investment Operations
Net investment income(b)(c)	.25	.45	.44	.39	.36	.13	.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.05)	.06	.04	(.26)	.16	(.26)	.66

Net increase (decrease) in net asset value from operations	.20	.51	.48	.13	.52	(.13)	1.02

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.45)	(.45)	(.41)	(.41)	(.14)	(.45)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.23)	– 0	–	– 0	–

Total dividends and distributions	(.25)	(.45)	(.45)	(.41)	(.64)	(.14)	(.45)

Net asset value, end of period	$ 10.19	$ 10.24	$ 10.18	$ 10.15	$ 10.43	$ 10.55	$ 10.82

Total Return
Total investment return based on net asset value(d)	1.93%	5.11	%*	4.83%	1.20%	5.08%	(1.19)%	10.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$36,952	$32,375	$29,966	$29,576	$309,690	$258,747	$246,127
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.55	%(e)	.68%	.68	%(f)	.68%	.68%	.68	%(e)	.68%
Expenses, before waivers/reimbursements	.79	%(e)	1.25%	1.02	%(f)	.84%	.96%	1.03	%(e)	1.20%
Net investment income(c)	4.82	%(e)	4.44%	4.38	%(f)	3.72%	3.47%	2.87	%(e)	3.39%
Portfolio turnover rate	160%	173%	446%	935%	658%	199%	867%

See footnote summary on page 58.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	55

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended April 30, 2008 (unaudited)	Year Ended October 31,	November 3, 2003(h) to October 31,
2007	2006	2005	2004

Net asset value, beginning of period	$ 10.24	$ 10.18	$ 10.15	$ 10.42	$ 10.53

Income From Investment Operations
Net investment income(b)(c)	.22	.44	.39	.34	.33
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.05)	.02	.04	(.26)	.15

Net increase in net asset value from operations	.17	.46	.43	.08	.48

Less: Dividends and Distributions
Dividends from net investment income	(.22)	(.40)	(.40)	(.35)	(.36)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.23)

Total dividends and distributions	(.22)	(.40)	(.40)	(.35)	(.59)

Net asset value, end of period	$ 10.19	$ 10.24	$ 10.18	$ 10.15	$ 10.42

Total Return
Total investment return based on net asset value(d)	1.68%	4.57	%*	4.31%	.81%	4.63%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$697	$577	$13	$13	$16
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.05	%(e)	1.18%	1.18	%(f)	1.18%	1.18	%(e)
Expenses, before waivers/reimbursements	1.24	%(e)	1.74%	1.57	%(f)	1.40%	1.45	%(e)
Net investment income(c)	4.31	%(e)	3.97%	3.89	%(f)	3.31%	2.98	%(e)
Portfolio turnover rate	160%	173%	446%	935%	658%

See footnote summary on page 58.

56	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended April 30, 2008 (unaudited)		Year Ended October 31,			March 1, 2005(h) to October 31, 2005
			2007	2006

Net asset value, beginning of period	$ 10.25		$ 10.19	$ 10.16		$ 10.34

Income From Investment Operations
Net investment income(b)(c)	.24		.42	.42		.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.06)		.06	.03		(.17)

Net increase in net asset value from operations	.18		.48	.45		.09

Less: Dividends
Dividends from net investment income	(.23)		(.42)	(.42)		(.27)

Net asset value, end of period	$ 10.20		$ 10.25	$ 10.19		$ 10.16

Total Return
Total investment return based on net asset value(d)	1.81%		4.84%*	4.54%		.82%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,230		$7,222	$10		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.80	%(e)	.93%	.93	%(f)	.93	%(e)
Expenses, before waivers/reimbursements	1.01	%(e)	1.53%	1.27	%(f)	1.15	%(e)
Net investment income(c)	4.55	%(e)	4.39%	4.13	%(f)	3.76	%(e)
Portfolio turnover rate	160%		173%	446%		935%

See footnote summary on page 58.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	57

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended April 30, 2008 (unaudited)		Year Ended October 31,			March 1, 2005(h) to October 31, 2005
			2007	2006

Net asset value, beginning of period	$ 10.24		$ 10.18	$ 10.16		$ 10.34

Income From Investment Operations
Net investment income(b)(c)	.25		.45	.44		.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.05)		.06	.03		(.17)

Net increase in net asset value from operations	.20		.51	.47		.10

Less: Dividends
Dividends from net investment income	(.25)		(.45)	(.45)		(.28)

Net asset value, end of period	$ 10.19		$ 10.24	$ 10.18		$ 10.16

Total Return
Total investment return based on net asset value(d)	1.93%		5.10%*	4.71%		.97%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,673		$5,368	$5,913		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.55	%(e)	.68%	.68	%(f)	.68	%(e)
Expenses, before waivers/reimbursements	.64	%(e)	1.09%	.88	%(f)	.89	%(e)
Net investment income(c)	4.81	%(e)	4.44%	4.37	%(f)	3.98	%(e)
Portfolio turnover rate	160%		173%	446%		935%

(a)	The Portfolio changed its fiscal year end from June 30 to October 31.

(b)	Based on average shares outstanding.

(c)	Net of fees waived and expenses reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

(g)	Net of fees and expenses waived by the Distributor.

(h)	Commencement of distributions.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from the WorldCom class action settlement, which enhanced the performance of each share class for the year ended October 31, 2007 by 0.61%.

58	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

Marc O. Mayer, President and Chief Executive Officer

David H. Dievler(1),(2)

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Garry L. Moody(1)

Marshall C. Turner(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Alison M. Martier(3), Vice President

Douglas J. Peebles(3), Vice President

Jeffrey S. Phlegar(3), Vice President

Shawn E. Keegan(3), Vice President

Joran Laird(3), Vice President

Greg J. Wilensky(3), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Vincent S. Noto, Controller

Custodian and Accounting Agent

Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	Retiring effective June 30, 2008.

(3)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the U.S. Investment Grade: Core Fixed Income Investment Team. Mr. Greg J. Wilensky, Mr. Shawn E. Keegan, Mr. Joran Laird, Mr. Douglas J. Peebles, Mr. Jeffrey S. Phlegar and Ms. Alison M. Martier are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	59

Board of Directors

Information Regarding the Review and Approval of the Fund’s Investment Advisory Contract

The disinterested directors (the “directors”) of AllianceBernstein Bond Fund, Inc. (the “Fund”) approved the continuance of the Investment Advisory Contract (the “Advisory Agreement”) with the Adviser in respect of AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”) at a meeting held on October 30-November 1, 2007.

Prior to approval of the continuance of the Advisory Agreement in respect of the Portfolio, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

60	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2005 and 2006 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio was not unreasonable.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	61

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares and transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors noted that since the Portfolio does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Portfolio. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio, and information prepared by the Adviser showing performance of the Class A Shares as compared to the Lehman Brothers Aggregate Bond Index (the “Index”), in each case for periods ended July 31, 2007 over the 1-, 3- and 5-year periods and (in the case of the Index) the since inception period (July 1999 inception). The directors noted that the Portfolio was in the 2nd quintile of the Performance Group and Performance Universe in the 1-year period, 2nd quintile of the Performance Group and 3rd quintile of the Performance Universe in the 3-year period and 3rd quintile of the Performance Group and Performance Universe in the 5-year period, and that the Portfolio underperformed the Index in all periods reviewed. The directors also noted the changes to the Portfolio’s investment policies and the pending acquisition, which is not subject to shareholder approval, of all the assets and liabilities of AllianceBernstein Bond Fund, Inc.—AllianceBernstein U.S. Government Portfolio (“U.S. Government Portfolio”), all expected to be effective in November 2007. The directors informed the Adviser that they planned to continue to closely monitor the Portfolio’s performance.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

62	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

The directors also considered the fees the Adviser charges other clients with a substantially similar investment style as the Portfolio. For this purpose, they reviewed information in the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have a substantially similar investment style as the Portfolio. The directors noted that the institutional fee schedule for clients with a substantially similar investment style as the Portfolio had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio and that the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate that would be lower than that in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Adviser sub-advises another registered investment company with a similar investment style as the Portfolio at a lower fee schedule than the Portfolio.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that since mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year expense ratio. The Lipper information included the pro forma expense ratio for Class A Shares provided by the Adviser assuming the new lower expense cap effective following the pending acquisition of U.S. Government Portfolio had been in effect throughout the Portfolio’s fiscal year ended in 2006. The directors recognized that the expense ratio information for the Portfolio potentially reflected on the Adviser’s provision of services, as the Adviser is responsible for coordinating services provided to the Portfolio by others. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Portfolio’s at approximate current size contractual effective advisory fee rate of 45 basis points was lower than the Expense Group

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	63

median. The directors noted that in the Portfolio’s latest fiscal year, the administrative expense reimbursement of 7.3 basis points had been waived by the Adviser. The directors also noted that the Portfolio’s pro-forma total expense ratio, reflecting a cap recently agreed to by the Adviser through the Portfolio’s fiscal year ending October 31, 2009 (and subject to expiration thereafter upon notice from the Adviser within 60 days of the end of the Fund’s fiscal year), was lower than the Expense Group and Expense Universe medians. The directors concluded that the Portfolio’s pro forma expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

64	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Bond Fund, Inc. (the “Fund”) with respect to AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”).2,3 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

1	It should be noted that the Senior Officer’s fee evaluation was completed on October 18, 2007.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

3	The Board of Directors approved a fixed-income fund realignment pursuant to which the Portfolio (the surviving fund) will merge its assets with that of AllianceBernstein U.S. Government Portfolio, expand its non-fundamental investment policies and lower the expense caps of its share classes. Note that such changes were completed on November 5, 2007.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	65

PORTFOLIO ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Net Assets 09/30/07 (million)	Advisory Fee Based on % of Average Daily Net Assets	Portfolio
Low Risk Income	$117.0	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	Intermediate Bond Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser waived $96,000, (0.073% of the Portfolio’s average daily net assets), the entire amount, that it would have received for such services.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the Adviser at the end of the Portfolio’s fiscal year upon at least 60 days written notice. In addition, set forth below are the Portfolio’s gross expense ratios, annualized for the most recent semi-annual period:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio	Fiscal Year End
Intermediate Bond Portfolio[5]	Advisor Class A Class B Class C Class R Class K Class I	0.68 0.98 1.68 1.68 1.18 0.93 0.68	% % % % % % %	1.22% 1.52% 2.27% 2.24% 1.66% 1.22% 1.07%	October 31

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	Following the merger with U.S. Government Portfolio, the expense caps are 0.55%, 0.85%, 1.55%, 1.55%, 1.05%, 0.80% and 0.55% for Classes Advisor, A, B, C, R, K and I, respectively.

66	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

I.  ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies.6 Also, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Portfolio.7 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fees based on September 30, 2007 net assets.

6	It should be noted that a portion of the Adviser’s expenses for certain accounting, administrative, legal and compliance are reimbursed by the Portfolio to the Adviser, although during the most recently completed fiscal year, the Adviser waived the reimbursement amount in its entirety.
7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	67

Portfolio	Net Assets 09/30/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Intermediate Bond Portfolio	$117.0	U.S. Core Schedule 45 bp on 1st $30 million 18 bp on the balance Minimum Account Size: $25 m	0.249%	0.450%

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The Intermediate Duration Portfolio of SCB Fund has a similar investment style as the Portfolio. Set forth in the table below is Intermediate Duration Portfolio’s advisory fee schedule and what would have been the effective advisory fee of the Portfolio had the fee schedule of Intermediate Duration Portfolio been applicable to the Portfolio versus the Portfolio’s advisory fees based on September 30, 2007 net assets:

Portfolio	SCB Fund Portfolio	Fee Schedule[8]	SCB Fund Effective Fee	Portfolio Advisory Fee
Intermediate Bond Portfolio	Intermediate Duration Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp thereafter	0.500%	0.450%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the following fees set forth below for the following sub-advisory relationship. Also shown is what would have been the effective advisory fee of the Portfolio had the advisory fee schedule of the sub-advisory relationship been applicable to the Portfolio versus the Portfolio’s advisory fees based on September 30, 2007 net assets:

Portfolio		Sub-advised Fee Schedule	Sub-advised Fund Effective Fees	Portfolio Advisory Fee
Intermediate Bond Portfolio	Client #1	0.30% on first $500 million 0.25% on first $500 million 0.20% on first $500 million 0.15% on next $1.5 billion 0.12% thereafter	0.300%	0.450%

8	The SCB Fund Board approved an additional breakpoint of 30 basis points in excess of $7 billion on October 26, 2007. The Directors of the Portfolio were advised of this change on October 30, 2007.

68	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition, to the extent that this is the only sub-advisory relationship and it is with an affiliate of the Adviser, the fee schedule may not reflect arm’s-length bargaining or negotiations.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included the Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”) at the approximate current asset level of the Portfolio.9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes.10 An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[11]	Lipper Group Median (%)	Rank
Intermediate Bond Portfolio	0.450	0.500	6/16

9	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

10	Lipper does not consider average account size when constructing EGs. Portfolios with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee would not reflect any expense reimbursements made by the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services. As previously noted, the Adviser waived such expense reimbursement. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements for the expense caps that effectively reduce the actual management fee.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	69

Lipper also compared the Portfolio’s most recently completed fiscal year total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU is as a broader group compared to the EG, consisting of all portfolios that have the same investment classification/objective and load type as the subject Portfolio.12 Pro-forma total expense ratio information (shown in bold and italicized) is included in the table below.

Portfolio	Expense Ratio (%)[13]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Intermediate Bond Portfolio	0.976	0.950	9/16	0.903	46/66
Pro-forma[14]	0.850	0.950	4/16	0.903	18/66

Based on this analysis, the Portfolio has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolio prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2006 relative to 2005.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one portfolio.

13	Most recently completed fiscal year Class A share total expense ratio.

14	Pro-forma shows what would have been the total expense ratio of the Portfolio had the Portfolio’s new expense limitation undertaking related to the fixed-income fund realignment been in effect for the full fiscal year.

70	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolio and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolio’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2006, ABI paid approximately 0.044% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments). For 2007, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20.0 million.15 During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $3,334, $660,624 and $21,305 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.16

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the Portfolio’s most recently completed fiscal year, ABIS received $190,459 in fees from the Portfolio.17

15	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

16	During the Portfolio’s most recently completed fiscal year, ABI waived a portion of the Rule 12b-1 distribution fees for Class B shares in the amounts of $259,723, which reduced the effective annual rate for Class B shares to 0.30%.

17	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Portfolio’s account. During the Portfolio’s most recently completed fiscal year, the fees paid by the Portfolio to ABIS were reduced by $8,817 under the offset agreement between the Portfolio and ABIS.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	71

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,18 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli19 study on advisory fees and various fund characteristics. The preliminary results of the updated study, based on more recent data and using Lipper classifications, were found to be consistent with the results of the original study. The independent consultant observed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $813 billion as of September 30, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

18	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

19	The Deli study was originally published in 2002 based on 1997 data.

72	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

The information below shows the 1, 3, and 5 year performance returns and rankings of the Portfolio20 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended July 31, 2007.22

	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	5.27	4.91	4.82	5/16	17/84
3 year	3.49	3.33	3.43	3/14	34/74
5 year	3.99	3.88	4.13	6/12	38/64

Set forth below are the 1, 3, 5 year and since inception performance returns of the Portfolio (in bold)23 versus its benchmark.24 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	Periods Ending July 31, 2007 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe (%)
Intermediate Bond Portfolio	5.27	3.49	3.99	5.13	3.45	0.34	5
Lehman Brothers Aggregate Bond Index Inception Date: July 1, 1999	5.58	3.93	4.41	5.99	3.47	0.43	5

20	The performance returns and rankings are for the Class A shares of the Portfolio. It should be noted that the performance returns of the Portfolio that is shown were provided by the Adviser. Lipper maintains its own database that includes the Portfolio’s performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Portfolio to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Portfolio, as reported by the Adviser, are provided instead of Lipper.

21	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a portfolio in/from a PU are somewhat different from that of an EU.

22	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if the Portfolio may have had a different investment classification/objective at different points in time.

23	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

24	The benchmark’s since inception performance return is from the nearest month-end after inception date. In contrast to the benchmark, the Portfolio’s since inception performance return is from the Portfolio’s actual inception date.

25	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	73

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 26, 2007

74	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

International Research Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund*

Global Bond Fund*

High Income Fund*

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income    Fund*

ACM Managed Dollar Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund. Prior to November 5, 2007, Diversified Yield Fund was named Global Strategic Income Trust and Global Bond Fund was named Global Government Income Trust. Prior to January 28, 2008, High Income Fund was named Emerging Market Debt Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	75

AllianceBernstein Family of Funds

NOTES

76	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IB-0152-0408

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Bond Fund, Inc.

By:	/s/ Marc O. Mayer
Marc O. Mayer President

Date: June 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marc O. Mayer
Marc O. Mayer President

Date: June 30, 2008

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date: June 30, 2008